Net Loss Per Share (Tables)	6 Months Ended
Jun. 30, 2024
Net Loss Per Share
Schedule of computation of basic and diluted net loss per share

	For the six months ended June 30,
	2023	2024
Numerator :
Net loss attributable to TuanChe Limited’s shareholders	(30,698)	(40,675)
Denominator:
Weighted average number of ordinary shares outstanding, basic and diluted	399,544,700	421,273,519
Basic and diluted net loss per share attributable to TuanChe Limited’s shareholders	(0.08)	(0.10)